Commitments	12 Months Ended
Mar. 31, 2018
Commitments and Contingencies Disclosure [Abstract]
Commitments
13.	Commitments:

Operating leases:

The Company leases all of its retail stores under operating leases. The rental costs are based on minimum annual rentals and for some of the stores, a percentage of sales. Such percentage of sales varies by location. In addition, most leases are subject to annual adjustments for increases in real estate taxes and common area maintenance costs. The Company also has operating leases for certain equipment.

Future minimum lease payments for the next five years and thereafter are as follows (in thousands):

Year ending March:
2019	$8,243
2020	7,398
2021	7,217
2022	7,039
2023	6,745
Thereafter	29,493

$66,135

Rent expense from continuing operations for the Company was approximately $11.0 million for year ended March 31, 2018, $10.7 million, for the year ended March 25, 2017 and $10.0 million for the year ended March 26, 2016.